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                                                                   Exhibit 10.1



                      ASSIGNMENT AND ASSUMPTION AGREEMENT

        THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is dated as of August 4, 1994 and is among TCI/LIBERTY HOLDING COMPANY ("Holding Company"),
TELECOMMUNICATIONS, INC. ("TCI"), and BOB MAGNESS, who resides at 4725 South
Holly, Englewood,       Colorado 80111 ("Executive").

        WHEREAS, TCI and Executive are parties to that certain Restated and Amended Employment Agreement, dated as of November 1, 1992 (the "Existing Agreement");

        WHEREAS, TCI and Liberty Media Corporation ("Liberty") will consummate a proposed business combination on August 4, 1994 (the "Closing Date") wherein TCI and Liberty will become wholly owned subsidiaries of Holding Company; and

        WHEREAS, the parties to this Agreement desire that Holding Company assume the benefits and obligations of the Existing Agreement on the Closing Date.

        NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, do hereby agree as follows:

        1.     Assignment and Assumption.

        (a) Effective as of the Closing Date, TCI hereby assigns to Holding Company, and Holding Company hereby assumes, all of the payment, performance and other obligations of TCI under the Existing Agreement. Holding Company further agrees to be bound by the Existing Agreement as though it had been an original party to the Existing Agreement.

        (b)    Executive consents to the assignment and assumption described in
Section 1(a) hereof and agrees to render his employment services as provided in the Existing Agreement. Executive agrees that, pursuant to this Agreement, Holding Company shall receive the full benefit of TCI's rights under the Existing Agreement.
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        2.     Miscellaneous.

        (a) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. This Agreement may not be changed nor may any provision hereof be waived except by an instrument in writing duly signed by the party to be charged. This Agreement shall be interpreted, governed and controlled by the law of the State of Colorado, without reference to principles of conflict of laws.

        (b) Except as expressly otherwise stated herein, the terms and provisions of the Existing Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, this Assignment and Assumption Agreement has been duly executed as of the day and year first above written.

                                       TCI/LIBERTY HOLDING COMPANY


                                       /s/ STEPHEN M. BRETT
                                       Stephen M. Brett
                                       Executive Vice President



                                       TELE-COMMUNICATIONS, INC.



                                       /s/ STEPHEN M. BRETT
                                       Stephen M. Brett
                                       Senior Vice President and General Counsel


                                       /s/ BOB MAGNESS
                                       Bob Magness




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